UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

        Date of Report (Date of earliest event reported): March 31, 2000



                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)



    Indiana                            1-9250                35-1468632
  ----------------                    -----------            -------------------
   (State or other                   (Commission             (I.R.S. Employer
   jurisdiction of                    File Number)           Identification No.)
    organization)

    11825 North Pennsylvania Street
         Carmel, Indiana                                       46032
  --------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)

                                 (317) 817-6100
                              --------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

ITEM 5.   OTHER EVENTS.


         Attached as Exhibit 99.1 is the Company's press release dated March 31, 2000.











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

ITEM 7(c).   EXHIBITS.


             99.1   Press release dated March 31, 2000.













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

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CONSECO, INC.


DATE:  March 31, 2000

                                       By:  /s/ ROLLIN M. DICK
                                           ----------------------------------
                                           Name:  Rollin M. Dick
                                           Title: Executive Vice President
                                                  and Chief Financial Officer


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